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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our reports incorporated herein by reference in the registration statement.

                                                  /s/ KPMG LLP

Los Angeles, California
February 13, 2002